UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 or 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  July 20, 2004


                            UIL HOLDINGS CORPORATION
             (Exact name of registrant as specified in its charter)


Connecticut                      1-15995                    06-1541045
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(State, or other jurisdiction    (Commission                (IRS Employer
of Incorporation)                File Number)               Identification No.)



157 Church Street, New Haven, Connecticut                   06506
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(Address of principal executive offices)                    (Zip Code)



Registrant's Telephone Number,
Including Area Code                                         (203) 499-2000
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                                   None
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(Former name or former address, if changed since last report)




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ITEM 5.  OTHER EVENTS

         Pursuant to a press release dated July 20, 2004, the Registrant announced that it will delay its second quarter 2004 earnings release due to a pending final decision by the Department of Public Utility Control, which may affect second quarter results. A copy of the Registrant's press release is attached hereto as Exhibit 99 and hereby incorporated by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits - The following exhibit is filed as part of this report:

99       Press release, dated July 20, 2004.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   UIL HOLDINGS CORPORATION
                                   Registrant



Date:  7/20/04                     By       /s/ Louis J. Paglia
       -------                     ------------------------------------------
                                                Louis J. Paglia
                                           Executive Vice President
                                          and Chief Financial Officer



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                                  EXHIBIT INDEX
                                  -------------


EXHIBIT                 DESCRIPTION
-------                 -----------
99                      Press Release dated July 20, 2004